UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EQUITY RESIDENTIAL

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 25, 2020. Meeting Information* EQUITY RESIDENTIAL Meeting Type: Annual Meeting For holders as of: March 31, 2020 Date: June 25, 2020 Time: 8:00 AM local time Location: Equity Residential Two North Riverside Plaza Suite 2400 Chicago, Illinois 60606 *As part of our precautions regarding the coronavirus or COVID-19, the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Company and available at www.equityapartments.com. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. EQUITY RESIDENTIAL TWO NORTH RIVERSIDE PLAZA CHICAGO, ILLINOIS 60606 D01726-P34511 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice and Proxy Statement 2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 11, 2020 to facilitate timely delivery. How To Vote D01727-P34511 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements, including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. If the meeting is held by remote communication (virtual meeting), you will receive additional instructions on how to vote at the meeting. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items 2. Ratification of the selection of Ernst & Young LLP as the Company's independent auditor for 2020. 3. Approval of Executive Compensation. NOTE: In their discretion, the persons appointed as proxies are authorized to vote upon such other matters as may properly come before the meeting. 1. Election of Trustees Nominees: The Board of Trustees recommends you vote "FOR" the following proposals: 01) Raymond Bennett 02) Linda Walker Bynoe 03) Connie K. Duckworth 04) Mary Kay Haben 05) Tahsinul Zia Huque 06) Bradley A. Keywell 07) John E. Neal 08) David J. Neithercut 09) Mark J. Parrell 10) Mark S. Shapiro 11) Stephen E. Sterrett 12) Samuel Zell D01728-P34511

D01729-P34511